UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2013

Trinity Industries, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 12, 2013, the Board of Directors amended Section 2 of Article II of the Company's Bylaws to make clear that stockholders wishing to present nominees for director or other business at an Annual Meeting of Stockholders must present such nominees or business in person or by proxy at such Annual Meeting. Section 2 of Article II was also amended to make clear that stockholders seeking to include proposals in the Company's proxy statement must comply with the appearance and presentation requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended.
Also on March 12, 2013, the Board of Directors approved an amendment to Section 1 of Article III of the Company's Bylaws to reduce the number of directors from eleven (11) to ten (10), effective at the Company's next Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.
The following are filed as exhibits to this Report:
99.1     Amended and Restated Bylaws of Trinity Industries, Inc., effective March 12, 2013.
99.2     Amendment to the Company's Bylaws reducing the number of directors from eleven (11) to ten (10), effective at the Company's next Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

March 14, 2013	By:	James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Amendment to the Company's Bylaws, effective March 12, 2013.
99.2	Amendment to the Company's Bylaws reducing the number of directors from eleven (11) to ten (10), effective at the Company's next Annual Meeting of Stockholders.